Important Notice
Please Read Immediately

                                    Aquilasm
                                 Group of Funds


                            Tax-Free Trust of Oregon
               380 Madison Avenue, Suite 2300, New York, N Y 10017

                           Notice of Annual Meeting of
                             Shareholders to Be Held
                                 on May 19, 2003


To Shareholders of the Trust:

     The purpose of this Notice is to advise you that an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust"), the only series of the Cascades Trust, will be held:

Place:           (a)      at the Oregon Museum of Science & Industry
                          1945 SE Water Avenue
                          Portland, Oregon;

Time:            (b)      on Monday, May 19, 2003
                          at 1:30 p.m. local time;

Purposes:        (c)     for the following purposes:

                (i) to elect ten Trustees; each Trustee elected will hold office until the next annual meeting of the Trust's shareholders or until his or her successor is duly elected (Proposal No. 1);

                (ii) to ratify (that is, to approve) or reject the selection of KPMG LLP as the Trust's independent auditors for the fiscal year ending September 30, 2003 (Proposal No. 2);

                (iii) to act upon any other  matters  which may properly come before the Meeting at the scheduled time and place or any adjourned meeting or meetings.

Who  Can Vote
What  Shares:(d) To vote at the Meeting,  you must have been a shareholder on the Trust's records at the close of business on February 21, 2003 (the "record date"). Also, the number of shares of each of the Trust's outstanding classes of shares that you held at that time and the respective net asset values of each class of shares at that time determine the number of votes you may cast at the Meeting (or any adjourned meeting or meetings).


                                            By order of the Board of Trustees,

                                            EDWARD M. W. HINES
                                            Secretary





March 29, 2003

Please Note:

If you do not expect to attend the Meeting, please vote by any of three ways: by telephone, by the Internet or by completing the enclosed proxy card and returning it in the accompanying stamped envelope. To avoid unnecessary expense to the Trust, we request your cooperation in voting no matter how large or small your holding may be.



                            Tax-Free Trust of Oregon
                         380 Madison Avenue, Suite 2300,
                            New York, New York 10017

                                 Proxy Statement

                                  Introduction

     The purpose of the Notice preceding this Proxy Statement is to advise you of the time, place and purposes of an Annual Meeting of the Shareholders of Tax-Free Trust of Oregon (the "Trust") the only series of the Cascades Trust. The purpose of this Proxy Statement is to give you information on which you may base your decisions as to the choices, if any, you make in voting.

     The Trust's founder and Manager (the "Manager") is Aquila Management Corporation, 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's principal underwriter (the "Distributor") is Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017. The Trust's Investment Sub-Adviser is U.S. Bancorp Asset Management, Inc. (the "Sub-Adviser"), 555 S.W. Oak Street, Portland, Oregon 97204

     A copy of the Trust's most recent annual report will be sent to you without charge upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666.


     This Notice and Proxy Statement are first being mailed on or about March 29, 2003.

     You should read the Proxy Statement prior to voting. If your shares are registered in the name of your broker or someone other than yourself, you may authorize that person to vote your shares. If your shares are registered in your name, then you may vote in one of three ways:

         (1) Proxy Card

     The enclosed proxy card authorizes the persons named (or their substitutes) to vote your shares; the Trust calls these persons the "proxy holders." As to the election of Trustees you may authorize the proxy holders to vote your shares for the entire slate indicated below by marking the appropriate box on the proxy card or by merely signing and returning your proxy card with no instructions. Or you may withhold the authority of the proxy holders to vote on the election of Trustees by marking the appropriate box. Also, you may withhold that authority as to any particular nominee by following the instructions on the proxy card.

     As to the other matter listed on the proxy card, you may direct the proxy holders to vote your shares on this proposal by marking the appropriate box "For" or "Against" or instruct them not to vote your shares on the proposal by marking the "Abstain" box. If you return your signed proxy card and do not mark a box on the proposal, the proxy holders will vote your shares for that proposal.

         (2) Telephone Voting

     To vote your shares by telephone, call the toll-free number on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the recorded instructions using your proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         (3) Internet Voting

     To vote your shares by the Internet, please contact the Trust at the Internet address shown on your proxy card. You will be prompted to enter the control number on your proxy card. Follow the instructions on the screen, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         General Information

     You may end the power of the proxy holders to vote your shares by: (i) so notifying the Trust in writing; (ii) signing a new and different proxy card (if the Trust receives it before the old one is used); (iii) voting your shares at the meeting in person or by your duly appointed agent; or (iv) calling the toll free number provided or contacting the Trust's Internet address, both of which are detailed on your proxy card, entering your control number and revoking your previous vote.

     Proxies for shares held by brokers in "street name" and not voted or marked as abstentions will be counted for purposes of determining a quorum. They will be counted as present in determining voting results, which will have the same effect as negative votes.

     The Trust is sending you this Notice and Proxy Statement in connection with the solicitation by its Trustees of proxies to be used at the Annual Meeting to be held at the time and place and for the purposes indicated in the Notice or any adjourned meeting or meetings. Whenever it is stated in this Proxy Statement that a matter is to be acted on at the Meeting, this means the Meeting held at the scheduled time or any adjourned meeting or meetings.

     The Trust pays the costs of the solicitation. Proxies are being solicited by the use of the mails; they may also be solicited by telephone, facsimile and personal interviews. Brokerage firms, banks and others may be requested to forward this Notice and Proxy Statement to beneficial owners of the Trust's shares so that these owners may authorize the voting of their shares. The Trust will pay these firms their out-of-pocket expenses for doing so.


     On the record date, the Trust had three classes of shares outstanding. All shareholders of the Trust are entitled to vote at the meeting. Each shareholder on the record date is entitled to one vote for each dollar (and a proportionate fractional vote for each fraction of a dollar) of net asset value (determined as of the record date) represented by full and fractional shares of any class held on the record date. On the record date, the net asset value per share of each of the Trust's outstanding classes of shares was as follows: Class A Shares, $10.96; Class C Shares, $10.95; and Class Y Shares, $10.95. The meeting is expected to act only upon matters that affect the Trust as a whole: the election of Trustees and the selection of independent auditors. On matters that affect the Trust as a whole, all shareholders of the Trust, including the shareholders of all classes of shares of the Trust, are entitled to vote at the meeting.

     On the record date, the total number of shares outstanding for each class of shares was as follows: Class A Shares, 31,708,989; Class C Shares, 3,051,300; and Class Y Shares, 2,985,567.

     On the record date, the following holders held 5% or more of the Trust's outstanding shares. On the basis of information received from the institutional holders the Trust's management believes that all of the shares indicated are held for the benefit of clients.

 Name and address             Number of shares              Percent of class
 of the holder of record

Institutional 5% shareholders

Merrill, Lynch,
Pierce, Fenner &
Smith, Inc.,
4800 Deer Lake
Drive East,
Jacksonville, FL             381,442 Class C Shares           12.50%


National Financial
Services Corporation
200 Liberty Street
New York, NY                2,328,921 Class Y Shares          78.01%

South Valley Bank and
  Trust
P.O. Box 1784
Medford, OR                   253,137 Class Y Shares           8.48%

Additional 5% shareholders

     The Trust's management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

                              Election of Trustees
                                (Proposal No. 1)

     At the Meeting, ten Trustees are to be elected. Each Trustee elected will serve until the next annual meeting or until his or her successor is duly elected. The nominees selected by the Trustees are named in the table below. See "Introduction" above for information as to how you can vote your shares in the election of Trustees.


     The following material includes the name, positions with the Trust, address, date of birth and business experience during at least the past five years of each nominee and each officer of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise. All of the nominees are presently Trustees and were elected by the shareholders in May, 2002, except for Gary C. Cornia, who was elected by the Trustees to take office October 1, 2002. All nominees have consented to serve if elected.

Trustees(1)
and Officers

                                                                       Number of
                         Positions Held                                Portfolios in    Other Directorships
                         with                                          Fund Complex      Held by Trustee (The
                         Trust                                         Overseen by      position held is a
Name, Address(2) and     and Length of    Principal Occupation(s)      Trustee          directorship unless
Date of Birth            Service(3        During Past 5 Years                           indicated otherwise.)

Interested Trustees(4)


Lacy B. Herrmann         Chairman of      Founder and Chairman of the         12     Director or trustee, OCC Cash
New York, NY             the Board of     Board, Aquila Management                   Reserves, Inc., OCC
(05/12/29)               Trustees since   Corporation, the sponsoring                Accumulation Trust, Oppenheimer
                         1985             organization and Manager or                Quest Value Funds Group,
                                          Administrator and/or Adviser or            Oppenheimer Small Cap Value
                                          Sub-Adviser to each fund of the            Fund, Oppenheimer Midcap Fund,
                                          Aquilasm Group of Funds (5) and            and Oppenheimer Rochester Group
                                          Founder, Chairman of the Board of          of Funds.
                                          Trustees and (currently or until
                                          1998) President of each since its
                                          establishment, beginning in 1984;
                                          Director of the Distributor since
                                          1981and formerly Vice President
                                          or Secretary, 1981-1998;
                                          President and a Director, STCM
                                          Management Company, Inc., sponsor
                                          and investment adviser to Capital
                                          Cash Management Trust since 1973;
                                          Trustee Emeritus,  Brown
                                          University and active in
                                          university, school and charitable
                                          organizations.

Diana P. Herrmann        Trustee since    President and Chief Operating       7                    None
New York, NY             1994 and         Officer of the Manager since
(02/25/58)               President        1997, a Director since 1984,
                         since 1998       Secretary since 1986 and
                                          previously its Executive Vice
                                          President, Senior Vice President
                                          or Vice President, 1986-1997;
                                          President, Senior Vice President
                                          or Executive Vice President of
                                          funds in the Aquilasm Group of
                                          Funds since 1986; Director of the
                                          Distributor since 1997; trustee,
                                          Reserve Money-Market Funds,
                                          1999-2000 and Reserve Private
                                          Equity Series, 1998-2000; active
                                          in mutual fund and trade
                                          organizations and in charitable
                                          and volunteer organizations.

Raymond H. Lung          Trustee since    Retired; trustee, Qualivest Group   1                    None
Portland, OR             1992             of Funds, 1994-1997; former
(12/24/26)                                Executive Vice President and
                                          Executive Trust Officer, U.S.
                                          National Bank of Oregon;
                                          previously active in bank trade
                                          organizations and director of
                                          certain Pacific Northwest
                                          companies.

John W. Mitchell         Trustee since    Principal of M & H Economic         1                    None
Portland, OR             1999             Consultants; Economist, Western
(07/13/44)                                Region, for U. S. Bancorp since
                                          1998; Chief Economist, U.S.
                                          Bancorp, Portland, Oregon,
                                          1983-1998; member, Oregon
                                          Governor's Council of Economic
                                          Advisors, 1984-1998; Chairman,
                                          Oregon Governor's Technical
                                          Advisory Committee for Tax Review
                                          in 1998.

Non-interested
Trustees

Gary C. Cornia           Trustee since    President, the National Tax         4                  None
Orem, UT                 2002             Association; Professor and Chair
(06/24/48)                                of the Executive Committee, the
                                          International Center for Land
                                          Policy Studies and Training
                                          Institute, Taipei, Taiwan;
                                          formerly Associate Dean, Marriott
                                          School of Management, Brigham
                                          Young University, 1991-2000;
                                          Chair, Utah Governor's Tax Review
                                          Committee since 1993; Faculty
                                          Associate, the Land Reform
                                          Training Institute, Taipei,
                                          Taiwan and The Lincoln Institute
                                          of Land Policy, Cambridge,
                                          Massachusetts.

David B. Frohnmayer      Trustee since    President, University of Oregon     1      Umpqua Holding Company
Eugene, OR               1997             since 1994; former Dean of the
(07/09/40)                                University of Oregon Law School
                                          and former Attorney General of
                                          the State of Oregon.

James A. Gardner         Trustee since    President, Gardner Associates,      1                  None
Terrebonne, OR           1986             an investment and real estate
(07/06/43)                                firm, since 1989; Partner, the
                                          Canyons Ranch, a real estate
                                          firm, since 1991; President
                                          Emeritus, Lewis and Clark
                                          College and Law School;
                                          director, Oregon High
                                          Desert Museum since 1989,
                                          Vice Chairman since 2002;
                                          active in civic, business,
                                          educational and church
                                          organizations in Oregon.

Patricia L. Moss         Trustee since    President and Chief Executive       1      Cascade Bancorp and Bank of
Bend, OR                 2002             Officer, Cascade Bancorp & Bank            the Cascades (6)
(07/23/53)                                of the Cascades since 1998, and
                                          Executive Vice President &
                                          director, Chief Financial
                                          Officer, Chief Operating Officer,
                                          1987-1998; active in community
                                          and educational organizations.

Ralph R. Shaw            Trustee since    President, Shaw Management          1      Schnitzer Steel Industries,
Portland, OR             2000             Company, an investment counseling          Inc., Magni Systems, Inc.,
(08/23/38)                                firm, since 1980, General                  Severon Corporation
                                          Partner, Shaw Venture Partners             (formerly Micromonitors,
                                          since 1983, Shaw Venture Partners          Inc.), Integra Telecom, Inc.
                                          II since 1987 and Shaw Venture             (formerly OGIT
                                          Partners III since 1994 (US                Communications, Inc.),
                                          Bancorp, parent of the                     Dendreon Corporation
                                          Sub-Adviser, is a limited partner          (formerly Activated Cell
                                          in the last three ventures).               Therapy, Inc.), LaTIS, Inc.,
                                                                                     Telestream, Inc., 3PF.com,
                                                                                     Inc. (formerly ComAlliance,
                                                                                     Inc.), BMG Seltec Corp.

Nancy Wilgenbusch        Trustee since    President, Marylhurst University    1      Chair, Oregon Regional
Marylhurst, OR           2002             since 1984; member, Ethics                 Advisory Board for
(09/17/47)                                Committee of the American                  PacifiCorp ; member,
                                          Institute of Certified Public              PacifiCorp Advisory Board
                                          Accountants; active board                  for Scottish Power, an
                                          member of a number of civic                international energy
                                          organizations.                             company; member, West Coast
                                                                                     Bank's Board; director,
                                                                                     Cascade Corporation, a
                                                                                     leading international
                                                                                     manufacturer of lift truck
                                                                                     attachments; former Chair,
                                                                                     Portland Branch of the
                                                                                     Federal Reserve Bank of San
                                                                                     Francisco.
Officers
James M. McCullough      Senior Vice      Senior Vice President or Vice       N/A                 N/A
Portland, OR (06/11/45)  President        President of Aquila Rocky
                         since 1999       Mountain Equity Fund and four
                                          Aquila Bond Funds; Senior Vice
                                          President of the Distributor
                                          since 2000; Director of Fixed
                                          Income Institutional Sales, CIBC
                                          Oppenheimer & Co. Inc., Seattle,
                                          WA, 1995-1999.

Jerry G. McGrew          Senior Vice      President of the Distributor        N/A                 N/A
New York, NY (06/18/44)  President        since 1998, Registered Principal
                         since 2002       since 1993, Senior Vice
                                          President, 1997-1998 and Vice
                                          President, 1993-1997; Senior Vice
                                          President, Aquila Rocky Mountain
                                          Equity Fund and five Aquila Bond
                                          Funds and Vice President,
                                          Churchill Cash Reserves Trust,
                                          1995-2001.

Sally J. Church          Vice President   Vice President, Tax-Free Trust of   N/A                 N/A
Portland, OR             since 2002       Oregon since 2002 and 1989-1997;
(10/17/48)                                retired, 1997-2002; Vice
                                          President of Aquila Cascadia
                                          Equity Fund, 1996-1997.


Christine L. Neimeth     Vice President   Vice President of Aquila Rocky      N/A                 N/A
Portland, OR             since 1998       Mountain Equity Fund and Tax-Free
(02/10/64)                                Trust of Oregon; Management
                                          Information Systems consultant,
                                          Hillcrest Ski and Sport, 1997;
                                          Institutional Municipal Bond
                                          Salesperson, Pacific Crest
                                          Securities, 1996; active in
                                          college alumni and volunteer
                                          organizations.

Rose F. Marotta          Chief            Chief Financial Officer of the      N/A                 N/A
New York, NY             Financial        Aquilasm Group of Funds since
(05/08/24)               Officer since    1991 and Treasurer, 1981-1991;
                         1991             Treasurer and Director, STCM
                                          Management Company, Inc., since
                                          1974; Treasurer of the Manager
                                          since 1984 and of the
                                          Distributor, 1985-2000.

Joseph P. DiMaggio       Treasurer        Treasurer of the Aquilasm Group     N/A                 N/A
New York, NY             since 2000       of Funds and the Distributor
(11/06/56)                                since 2000; Controller, Van Eck
                                          Global Funds, 1993-2000.

Edward M. W. Hines       Secretary        Partner, Hollyer Brady Smith &      N/A                 N/A
New York, NY             since 1985       Hines LLP, legal counsel to the
(12/16/39)                                Trust, since 1989; Secretary of
                                          the Aquilasm Group of Funds.

Robert W. Anderson       Assistant        Compliance Officer of the Manager   N/A                 N/A
New York, NY (08/23/40)  Secretary        since 1998 and Assistant
                         since 2000       Secretary of the Aquilasm Group
                                          of Funds since 2000; trustee,
                                          Alpha Strategies Fund since July,
                                          2002; Consultant, The Wadsworth
                                          Group, 1995-1998.
John M. Herndon          Assistant        Assistant Secretary of the          N/A                 N/A
New York, NY (12/17/39)  Secretary        Aquilasm Group of Funds since
                         since 1995       1995 and Vice President of the
                                          four Aquila Money-Market Funds
                                          since 1990; Vice President of the
                                          Manager since 1990.

Lori A. Vindigni         Assistant        Assistant Treasurer of the          N/A                 N/A
New York, NY             Treasurer        Aquilasm Group of Funds since
(11/02/66)               since 2000       2000; Assistant Vice President of
                                          the Manager since 1998; Fund
                                          Accountant for the Aquilasm Group
                                          of Funds, 1995-1998.

(1)The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 800-437-1020 (toll free).

(2) The mailing address of each Trustee and officer is c/o Tax-Free Trust of Oregon, 380 Madison Avenue, New York, NY 10017.

(3) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies. The term of office of each officer is one year.

(4) Mr. Herrmann is an interested person of the Trust as that term is defined in the 1940 Act as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Ms. Herrmann is an interested person of the Trust as an officer of the Trust, as a director, officer and shareholder of the Manager and as a shareholder and director of the Distributor. Each is also an interested person as a member of the immediate family of the other. Mr. Lung and Mr. Mitchell are interested persons as security holders of the Sub-Adviser's parent.

(5) In this material Pacific Capital Cash Assets Trust, Pacific Capital U.S. Government Securities Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Capital Cash Management Trust, each of which is a money-market fund, are called the "Aquila Money-Market Funds"; Hawaiian Tax-Free Trust, Tax-Free Trust of Arizona, Tax-Free Trust of Oregon, Tax-Free Fund of Colorado, Churchill Tax-Free Fund of Kentucky, Narragansett Insured Tax-Free Income Fund and Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund, are called the "Aquila Bond Funds"; Aquila Rocky Mountain Equity Fund is an equity fund; considered together, these 12 funds are called the "Aquilasm Group of Funds."

(6) Bank of the Cascades has a Federal Funds line of credit in the amount of $3.5 million with U.S. Bank NA, an affiliate of the Sub-Adviser.


                       Securities Holdings of the Trustees
                                (as of 12/31/02)


                          Dollar Range of            Aggregate Dollar Range
Name of                   Ownership in Tax-Free      of Ownership in Aquilasm
Trustee                   Trust of Oregon(1)         Investment Companies
                                                     Overseen by Trustee(1)
Interested Trustees

Lacy B. Herrmann                     B                          E

Diana P. Herrmann                    B                          E

Raymond H. Lung                      E                          E

John W. Mitchell                     C                          C

Non-interested Trustees

Gary C. Cornia                      B(2)                        C

David B. Frohnmayer                  C                          C


James A. Gardner                     B                          B

Patricia L. Moss                     D                          D

Ralph R. Shaw                        E                          E

Nancy Wilgenbusch                    B                          B


(1)      A. None
         B. $1-$10,000
         C. $10,001-$50,000
         D. $50,001-$100,000
         E. over $100,000

(2)      Purchased after 12/31/02.

     None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

     The Trust does not currently pay fees to any of the Trust's officers or to Trustees affiliated with the Manager or the Sub-Adviser. For its fiscal year ended September 30, 2002, the Trust paid a total of $112,068 in compensation and reimbursement of expenses to the Trustees. No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.


          The Trust is one of the 12 funds in the Aquilasm Group of Funds, which consist of tax-free municipal bond funds, money-market funds and an equity fund. The following table lists the compensation of all nominees for Trustee who received compensation from the Trust or from other funds in the Aquilasm Group of Funds during the Trust's fiscal year. None of such Trustees has any pension or retirement benefits from the Trust or any of the other funds in the Aquila group.


                                            Compensation               Number of
                                            from all                   boards on
                           Compensation     funds in the               which the
                           from the         Aquilasm                   Trustee
Name                       Trust            Group                      Serves

Gary C.
Cornia                     $       0          $13,033                   4

David B.
Frohnmayer                     8,150            9,650(1)                1

James A.
Gardner                       10,000           12,200(1)                1

Raymond H.
Lung                           8,300            9,800(1)                1

John W.
Mitchell                       8,300            9,800(1)                1

Patricia L.
Moss                           6,450            7,600(1)                1

Ralph R.
Shaw                           8,500           10,100(1)                1

Nancy
Wilgenbusch                    6,450            7,600(1)                1


(1) These Trustees were Trustees of Aquila Cascadia Equity Fund, which ceased operations in August, 2002. They resigned as Trustees of that fund in September, 2002.

     Class A Shares may be purchased without a sales charge by certain of the Trust's Trustees and officers.

     The Trust's Manager is Manager or Administrator to the Aquilasm Group of Funds. As of February 28, 2003 these funds had aggregate assets of approximately $3.7 billion, of which approximately $2.4 billion consisted of assets of the tax-free municipal bond funds. The Manager is controlled by Mr. Lacy B. Herrmann, through share ownership directly, through a trust and by his wife. During the fiscal year ended September 30, 2002 the Trust incurred Management fees of $1,452,102.

     During the fiscal year ended September 30, 2002, $479,614 was paid under
Part I of the Trust's Distribution Plan to Qualified Recipients with respect to the Class A Shares, of which $19,624 was retained by the Distributor. With respect to Class C Shares, during the same period $140,288 was paid under Part II of the Plan and $46,763 was paid under the Shareholder Services Plan. Of these total payments of $187,051, the Distributor received $23,465. All of such payments were for compensation.

     The Distributor currently handles the distribution of the shares of twelve funds (four money-market funds, seven tax-free municipal bond funds and an equity fund), including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. The shares of the Distributor are owned 24% by Diana P. Herrmann, 72% by Mr. Herrmann and other members of his immediate family, and the balance by current employees of Aquila Management Corporation.

Other Information on Trustees

     The Trustees have appointed a standing Audit Committee consisting of all of the Trustees who are "independent" and are not "interested persons" of the Trust, as that term is defined in the 1940 Act. The members of the Audit Committee are Gary C. Cornia, David B. Frohnmayer, James A. Gardner, Patricia L. Moss, Ralph R. Shaw and Nancy Wilgenbusch. All of the members of the Committee are "independent" and are not "interested persons" of the Trust. The Committee
(i) recommends to the Board of Trustees what firm of independent auditors will be selected by the Board of Trustees (subject to shareholder ratification); (ii) reviews the methods, scope and result of audits and the fees charged; and (iii) reviews the adequacy of the Trust's internal accounting procedures and controls. The Committee held one meeting during the Trust's last fiscal year.

     During the Trust's last fiscal year, the Board of Trustees held four meetings. Except for Ms. Moss and Ms. Wilgenbusch, who took office January 1, 2002, each current Trustee was present for at least 75% of the total number of Board meetings and Audit Committee meetings (if such Trustee was a member of that committee). The Board of Trustees does not have a nominating committee.

     Since the beginning of the Trust's most recently completed fiscal year, no Trustee purchased or sold shares of the Manager, Sub-Adviser or the parents or subsidiaries of either, except for Ms. Moss, whose husband sold all of his shares of the Sub-Adviser's parent before she became a Trustee.

Vote Required

     To be elected, each nominee must receive the affirmative votes of a majority of the shares present.


                            Ratification or Rejection
                                 of Selection of
                              Independent Auditors
                                (Proposal No. 2)

     KPMG LLP ("KPMG"), which is currently serving as the Trust's independent auditors, has been selected by the Trust's Board of Trustees, including a majority of the Independent Trustees, as the Trust's independent auditors for the fiscal year ending September 30, 2003. Such selection is submitted to the shareholders for ratification or rejection.


     The following table represents fees for professional audit services rendered by KPMG for the audit of the Trust's annual financial statements for 2001 and 2002, and fees billed for other services rendered by KPMG.

                                             2001              2002

        Audit Fees                         $17,000           $19,500

        Audit related fees                       0                 0

            Audit and audit related fees    17,000            19,500


        Tax fees (1)                         7,159             8,950

        All other fees                           0                 0

            Total                          $24,159           $28,450

(1) Tax fees consisted of fees for tax consultation and tax compliance services.


     KPMG did not perform any services during the fiscal year for the Trust's investment adviser (the "Manager") or any entity controlling, controlled by or under common control with the Manager that provides services to the Trust.

     The Audit Committee of the Trust's Board of Trustees, which consists of all independent and non-interested Trustees, has reviewed all services performed and fees charged by KPMG and has accepted its representation that it is independent in recommending reappointment of it for the fiscal year ending September 30, 2003.

     KPMG has no direct or indirect financial interest in the Trust, the Manager or the Sub-Adviser. It is expected that representatives of KPMG will not be present at the meeting but will be available should any matter arise requiring their presence.

Vote Required

     Approval requires the affirmative votes of a majority of the shares present.


                                   Receipt of
                              Shareholder Proposals

     Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Trust's proxy statement and proxy card for a particular annual meeting. One of these conditions relates to the timely receipt by the Trust of any such proposal. Under these rules, proposals submitted for inclusion in the proxy material for the Trust's next annual meeting after the meeting to which this Proxy Statement relates must be received by the Trust not less than 120 days before the anniversary of the date stated in this Proxy Statement for the first mailing of this Proxy Statement. The date for such submission could change, depending on the scheduled date for the next annual meeting; if so, the Trust will so advise you.

     The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in the Trust's proxy material, since there are other requirements in the proxy rules relating to such inclusion.

                                 Other Business

     The Trust does not know of any other matter which will come up for action at the Meeting. If any other matter or matters properly come up for action at the Meeting, including any adjournment of the Meeting, the proxy holders will vote the shares which your proxy card, telephone or Internet vote entitles them to vote, in accordance with their judgment on such matter or matters, except as noted. That is, by signing and returning your proxy card or by voting by telephone or the Internet, you give the proxy holders discretionary authority as to any such matter or matters.



                                IMPORTANT NOTICE
                             PLEASE READ IMMEDIATELY


                            Tax-Free Trust of Oregon

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           to be held on May 19, 2003

                                 PROXY STATEMENT

                             Aquilasm Group of Funds
                            Tax-Free Trust of Oregon


THE AQUILASM GROUP OF FUNDS
380 MADISON AVENUE, SUITE 2300
NEW YORK, NY  10017

VOTE BY TELEPHONE OR INTERNET OR MAIL
24 Hours a day, 7 days a week

         TELEPHONE
         1-888-221-0697

     To vote your shares by telephone, call toll free 1-800-690-6903. You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple recorded instructions using this proxy card as a guide. If you vote by phone, you need not return the proxy card by mail.

         INTERNET VOTING
         www.proxyweb.com/aquila

     To vote your shares by the Internet, contact the Trust at www.proxyweb.com/aquila You will be prompted to enter the 14-digit control number on this proxy card. Follow the simple instructions at the website, using your proxy card as a guide. If you vote by the Internet, you need not return the proxy card by mail.

         MAIL

     You can vote your shares by completing and returning this proxy card. Please mark your proxy, date and sign it below and return it promptly in the accompanying envelope which requires no postage if mailed in the United States.

Please fold and detach card at perforation before mailing.

                             Aquilasm Group of Funds
                            Tax-Free Trust of Oregon
                                     Class A

                   Proxy for Shareholder Meeting May 19, 2003
               Proxy Solicited on Behalf of the Board of Trustees

     The shareholder(s) of Tax-Free Trust of Oregon (the "Trust") whose signature(s)appears below does/do hereby appoint LACY B. HERRMANN, DIANA P. HERRMANN and EDWARD M. W. HINES, or any of them, as attorneys and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Trust to be held on Monday, May 19, 2003 at the Oregon Museum of Science & Industry, 1945 SE Water Avenue, Portland, OR, at 1:30 p.m. local time, and at all adjournments thereof, and thereat to vote the shares held in the name of the undersigned on the record date for said meeting on the matters listed on the reverse side. Such shares are entitled to one vote for every dollar of net asset value represented by the share balance printed below.

Please read the proxy statement prior to voting.

Annual Meeting Attendance

We encourage you to attend the Annual Meeting of Shareholders. If you can join us, please so indicate on the proxy card or e-mail us at info@aquilafunds.com


Address changes/comments: _______________________________
_________________________________________________________
_________________________________________________________

(If you noted any address changes/comments above, please mark corresponding box on other side.)

Dated: __________________, 2003


_________________________________
 Signature(s) PLEASE SIGN WITHIN THE BOX


PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEARS ON THIS PROXY CARD. When signing as a custodian, attorney, executor, administrator, trustee, guardian, etc., please sign your full title as such. Joint owners should each sign.

please fold and detach card at perforation before MAILING
Tax-Free Trust of Oregon

Please fill in box(es) as shown using black or blue ink or number 2 pencil.
  [X]  PLEASE DO NOT USE FINE POINT PENS

1.  Election of Trustees

01) Lacy B. Herrmann*; 02) Gary C. Cornia; 03) David B. Frohnmayer; 04) James A. Gardner; 05) Diana P. Herrmann*; 06) Raymond H. Lung*; 07) John W. Mitchell*;
08) Patricia L Moss; 09) Ralph R. Shaw; 10) Nancy Wilgenbusch

                  * interested Trustees

                __
               [__]       FOR ALL
                __
               [__]       WITHHOLD ALL
                __
               [__]       FOR ALL EXCEPT

INSTRUCTION: To withhold authority to vote for one or more (but not all) nominees, mark "FOR ALL EXCEPT" and write the nominee number(s) and/ or name(s) on the line below.


_______________

[bolded in printed form]

Management recommends a vote FOR all nominees listed above and FOR the proposal listed below. The shares represented hereby will be voted as indicated below or FOR if no choice is indicated.


2. Action on selection of KPMG LLP as independent auditors
                   (Proposal No.2 in Proxy Statement)
                       __             __            __
                  FOR [__]  AGAINST  [__]  ABSTAIN [__]


As to any other matter said proxies shall vote in accordance with their best judgment.
                                                        __
I plan to attend the annual meeting in Portland        [__]

                                                        __
I plan to attend the outreach meeting in Bend          [__]

For address changes and/or comments, please check this box and write them on the
front where indicated.              _
                                   [_]

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED ON THE REVERSE SIDE.